                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM 8-K/A
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED): JUNE 12, 1997


                             APPAREL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                        0-23138                95-4374952
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)



           2300 SOUTH EASTERN AVENUE, CITY OF COMMERCE, CALIFORNIA 90040
                      (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (213) 725-4955


FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:

                    AMERICAN CINEMASTORES INC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a ), (b) Financial Statements of Business Acquired; Pro Forma Financial Information.

        The Registrant is filing this Amendment to correct the pro forma financial statements previously filed by the Registrant on June 30, 1997, reflecting the acquisition by the Registrant of Susan Burrowes, Ltd.

(c)     Exhibits.

        American CinemaStores Inc. and Susan Burrowes Limited unaudited pro forma condensed combined financial statements.







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


               AMERICAN CINEMASTORES, INC. AND SUSAN BURROWES, LIMITED
                     PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                          FOR THE PERIOD ENDED MAY 31, 1997
                      AMERICAN CINEMASTORES ,INC. (AUDITED) AND
                          SUSAN BURROWES, LTD.  (UNAUDITED)

NOTE 6 Continued

                                  American              Susan                                Pro Forma            Pro Forma
                                 CinemaStores          Burrowes              Combined       Adjustments           Combined
                                 ------------          --------              --------       -----------           --------
                                                      (Unaudited)          (Unaudited)      (Unaudited)           (Unaudited)
ASSETS
Current Assets
  Cash and equivalents             $ 155,319          $    3,656         $    158,975      $  983,500 (3)          $1,142,475
  Accounts receivable (net)          101,645             103,808              205,453                                 205,453
  Notes receivable                   300,000              50,080              350,080        ( 50,080)(4)             300,000
  Inventory (net)                     28,180             295,392              323,572                                 323,572
  Prepaid and other                      -                94,493               94,493                                  94,493
                            --------------------------------------------------------------------------------------------------
Total current assets                 585,144             547,429            1,132,573         933,420               2,065,993
Property, plant and
    equipment (net)                   84,359             289,599              373,958                                 373,958
Goodwill                             265,840               --                 265,840       1,718,797 (5)           1,984,637
Other assets                          11,750              28,847               40,597                                  40,597
                            --------------------------------------------------------------------------------------------------
Total assets                       $ 947,093          $  865,875         $  1,812,968      $2,652,217              $4,465,185
                            --------------------------------------------------------------------------------------------------
                            --------------------------------------------------------------------------------------------------

Liabilities and
  Stockholders' Equity
Current liabilities
  Accounts payable                 $ 147,782          $1,392,847         $  1,540,629                              $1,540,629
  Accrued liabilities                205,794             104,903              310,697                                 310,697
  Notes payable                      150,267              11,720              161,987                                 161,987
  Convertible debt                   200,000                                  200,000              --                 200,000
  Due to factor                                          909,122              909,122                                 909,122
                            --------------------------------------------------------------------------------------------------
Total current liabilities            703,843           2,418,592            3,122,435                               3,122,435

Stockholders' equity
  Preferred stock                          --                  --                  --
  Common Stock                          8,251              25,000              33,251         (19,800)(6)              13,451
  Additional paid in capital        8,593,211                  --           8,593,211       1,094,300 (7)           9,687,511
  Retained earnings (deficit)      (8,358,212)         (1,577,717)         (9,935,929)      1,577,717 (8)          (8,358,212)
                                   -----------         ----------        -------------     -----------             ----------
Total stockholders' equity            243,250          (1,552,717)         (1,309,467)     $2,652,217               1,342,750
                                   -----------         ----------        -------------     -----------             ----------
Total liabilities and
   stockholders' equity            $  947,093          $  865,875        $  1,812,968      $2,652,217              $4,465,185
                                   -----------         ----------        -------------     -----------             ----------
                                   -----------         ----------        -------------     -----------             ----------


               SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                            COMBINED FINANCIAL STATEMENTS.


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

               American CinemaStores, Inc., and Susan Burrowes, Limited
                 Pro Forma Condensed Combined Statement of Operations
                  For the Twelve Month Period Ended May 31, 1997 for
                      American CinemaStores, Inc. (Audited) and
                          Susan Burrowes, Ltd.  (Unaudited)

NOTE 6 Continued

                                  American              Susan                              Pro Forma         Pro Forma
                                 CinemaStores          Burrowes            Combined       Adjustments        Combined
                                 ------------          --------            --------       -----------        --------
                                                      (Unaudited)        (Unaudited)      (Unaudited)       (Unaudited)
Net Sales                        $  1,675,350         $ 12,188,000      $ 13,863,350     $    --            $13,863,350
Cost of Sales                       1,072,509            8,501,000         9,573,509                          9,573,509
                                 ---------------------------------------------------------------------------------------
Gross Profit                          602,841            3,687,000         4,289,841                          4,289,841
Selling, general and
  administrative expenses           2,182,040            4,128,000         6,310,040        115,000 (9)       6,425,040
                                 ---------------------------------------------------------------------------------------
Income (loss) from
  operations                       (1,579,199)           (441,000)        (2,020,199)      (115,000)         (2,135,199)
Other expense (income)                112,381             380,000            492,381                            492,381
                                 ---------------------------------------------------------------------------------------
Net income (loss):
  From operations                  (1,691,580)           (821,000)        (2,512,580)      (115,000)          (2,627,580)
                                 ---------------------------------------------------------------------------------------
Dividends to preferred
    shareholder                       512,633                                512,633                            512,633
                                 ---------------------------------------------------------------------------------------
Net loss allocable
    to common shareholders         $2,204,213            (821,000)       $(3,025,213)      (115,000)        $(3,140,213)
                                 ---------------------------------------------------------------------------------------
Net loss per share                 $    (0.30)                                                             $      (0.27)
  Weighted average common
    shares outstanding              7,314,943                                                                11,514,943


               SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED
                            COMBINED FINANCIAL STATEMENTS.

NOTE 6 Continued

                             NOTES TO UNAUDITED PRO FORMA
                       CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION. The pro forma condensed combined historical financial statements are based on the assumptions that (a) the acquisition of Susan Burrowes, Ltd. ("SBL") was effected by American CinemaStores, Inc. ("Company") in exchange for 200,000 shares of the Company's common stock to the shareholder of SBL and forgiveness of a $50,080 note owed to SBL by the shareholder and (b) the Company raised $983,500 from the Regulation D private placement of 5 million shares of common stock to provide working capital to SBL.

2. FEDERAL INCOME TAX STATUS. The Stockholder of SBL had elected under Subchapter S of the Internal Revenue Code of 1986, as amended, to include the income of SBL as their own for income tax purposes. For pro forma purposes, SBL has been treated as a C-corporation. Considering the consolidated tax loss of the Company, no taxes have been provided for.

3. CASH AND CASH EQUIVALENTS - PRO FORMA ADJUSTMENT. The increase in cash for the combined company is the result of the Company raising net proceeds of $983,500 for working capital to SBL, as part of the acquisition agreement, via a Regulation D private placement of common stock to accredited shareholders on June 12, 1997.

4. NOTES RECEIVABLE - PRO FORMA ADJUSTMENT. The note receivable is from the principal shareholder of Susan Burrowes. As part of the consideration for the acquisition, the Company has agreed to not collect on this note and forgive any future payments,

5. GOODWILL - PRO FORMA ADJUSTMENT. Goodwill will be amortized over a period of 15 years.

6. COMMON STOCK - PRO FORMA ADJUSTMENT. The amount consists of 200,000 shares issued upon the acquisition, less the elimination of Susan Burrowes' common stock upon consolidation. In addition, the adjustment reflects the issuance of 5 million shares of common stock, at $0.25 per share, as a result of the Regulation D private placement used to raise working capital for Susan Burrowes.

7. ADDITIONAL PAID IN CAPITAL ADJUSTMENT. Accounts for value of the 200,000 shares of common stock issued to the principal of Susan Burrowes at $0.58 per share, its fair value at the date of the closing of the acquisition. In addition, the adjustment reflects the net proceeds associated with issuance of 5 million shares of common stock, at $0.25 per share, as a result of the Regulation D private placement used to raise working capital for Susan Burrowes.

8. RETAINED EARNINGS - PRO FORMA ADJUSTMENT. The amount consist of the elimination of SBL's retained earnings upon consolidation.

9. SG & A - PRO FORMA ADJUSTMENT. Adjustment to reflect the amortization of goodwill over its 15 year life.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   APPAREL TECHNOLOGIES, INC.
                                          (Registrant)


Date: January 28, 1998             By:   /s/ Barry Hall
                                      ----------------------------
                                         Barry Hall,
                                         Chief Financial Officer



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